Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard H. Davis, certify as follows:

1.
To the best of my knowledge, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, fully complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.
To the best of my knowledge, based upon a review of the report, the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Richard H. Davis
Richard H. Davis
Chief Executive Officer May 15, 2015